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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of this Form 10K, into the Company's previously filed Registration Statement File Nos. 33-95618, 33-99674, 333-20617, 333-30389, 333-39501 and 333-62135.
                                                             ARTHUR ANDERSEN LLP
Boston, Massachusetts
March 26, 1999